EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18 United States Code), each of the undersigned officers of Interleukin Genetics, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2014	/s/ Kenneth S. Kornman
Kenneth S. Kornman Chief Executive Officer

Date: May 14, 2014	/s/ Eliot M. Lurier
Eliot M. Lurier Chief Financial Officer